SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 9, 2010
Date of report (Date of earliest event reported)
VALUEVISION MEDIA, INC.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-20243	41-1673770

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6740 Shady Oak Road
Eden Prairie, Minnesota	55344-3433

(Address of Principal Executive Offices)	(Zip Code)
(952) 943-6000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On June 8, 2010, we entered into an amendment to that certain Revolving Credit and Security Agreement with PNC Bank, National Association dated November 25, 2009 to amend certain of the covenants related to the credit facility. A copy of the amendment is filed as Exhibit 10 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
10	Amendment dated June 8, 2010 to the Revolving Credit and Security Agreement between the Registrant and PNC Bank, National Association dated November 25, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUEVISION MEDIA, INC.
Date: June 9, 2010	/s/ Nathan E. Fagre
Nathan E. Fagre
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Description	Manner of Filing
10	Amendment dated June 8, 2010 to the Revolving Credit and Security Agreement between the Registrant and PNC Bank, National Association dated November 25, 2009.	Filed Electronically